UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue, Suite 1950 #1183
Miami, Florida 33131
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 432-9792

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 17, MIRA Pharmaceuticals, Inc. (the “Company”) announced that its lead drug candidate, Ketamir-2, currently being evaluated in an ongoing Phase 1 clinical trial for neuropathic pain, has been accepted for publication in the peer-reviewed journal Frontiers in Pharmacology.

The article, titled “KETAMIR-2, A NEW MOLECULAR ENTITY AND NOVEL KETAMINE ANALOG,” authored by the Company’s Chief Scientific Advisor, Dr. Itzchak Angel, will appear in the journal’s Experimental Pharmacology and Drug Discovery section. The publication provides scientific validation of Ketamir-2’s unique pharmacological profile and reinforces its potential as a differentiated oral alternative to traditional ketamine.

Key highlights from the publication include:

●	Selective, low-affinity NMDA antagonism at the PCP site, with no significant off-target activity across 40+ CNS-related receptors and transporters.
●	No hyperlocomotion in preclinical models, indicating reduced risk of schizophrenia-like agitation or psychomotor side effects.
●	Demonstrated antidepressant and anxiolytic effects in validated behavioral assays.
●	Improved oral bioavailability and brain penetration, supported by preclinical ADME and pharmacokinetic studies indicating the compound is not a P-glycoprotein substrate.

The Company also provided updates on its broader pipeline and clinical development progress:

●	The ongoing Phase 1 trial of Ketamir-2 is advancing as planned, with dose escalation progressing and no reported safety concerns.
●	A Phase 2a trial in neuropathic pain is expected to initiate by year-end 2025, pending regulatory clearance.
●	Additional scientific data submissions and presentations are planned throughout 2025.
●	MIRA also reaffirmed that the acquisition of SKNY Pharmaceuticals, which includes a first-in-class oral CB1/CB2 inverse agonist for obesity and smoking cessation (SKNY-1), is progressing on track. The Company has submitted the required regulatory filings for the merger to the U.S. Securities and Exchange Commission (SEC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACEUTICALS, INC.

Dated: June 17, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer